UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                        of the Securities Exchange Act of
                           1934 (Amendment No. _____)

Filed by the Registrant      |X|
Filed by a Party other than the Registrant  |_|
Check the appropriate box:
  |_| Preliminary Proxy Statement           |_| CONFIDENTIAL, FOR USE OF THE
  |X| Definitive Proxy Statement                COMMISSION ONLY (AS PERMITTED
  |_| Definitive Additional Materials           BY RULE 14a-6(e)(2))
  |_| Soliciting Material Under Rule 14a-12

                               SUCCESSORIES, INC.
    ----------------------------------------------------------------------------
    (Name of Registrant as Specified in Its Charter)

    ----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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  |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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      (2)      Aggregate number of securities to which transaction applies:

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      paid previously. Identify the previous filing by registration statement
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


                               SUCCESSORIES, INC.

                              ____________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 25, 2002

To the Shareholders of Successories, Inc.:

         Notice is hereby given that the annual meeting of shareholders of Successories, Inc., an Illinois corporation (the "Company"), will be held at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504 on Thursday, July 25, 2002 at 10:00 a.m., Central Daylight Savings Time, for the purpose of considering and voting upon the following matters:

                  1. Election of two (2) Class I directors for the terms specified in the proxy statement or until their successors are elected and qualified;

                  2. Ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent accountants for the fiscal year ending February 1, 2003; and

                  3. The transaction of such other business as may properly come before the meeting, including whether or not to adjourn the meeting, and any adjournment of the meeting.

         Shareholders of record as of the close of business on June 3, 2002 will be entitled to vote at the annual meeting and at any adjournment thereof. Shares should be represented as fully as possible, since a majority is required to constitute a quorum for the taking of action at the meeting.

         Please complete, sign, date and mail the accompanying proxy in the enclosed self-addressed, postage paid envelope, whether or not you expect to attend the meeting in person. You may revoke your proxy at the meeting should you be present and desire to vote your shares in person, and you may revoke your proxy for any reason at any time prior to the voting thereof, either by written revocation prior to the meeting or by appearing at the meeting and voting in person. Your cooperation is respectfully solicited.

                                       By Order of the Board of Directors,



                                       /s/ Gregory J. Nowak
                                       -----------------------------------------
                                       GREGORY J. NOWAK
                                       Secretary

Aurora, Illinois
June 4, 2002

                               SUCCESSORIES, INC.
                                 2520 DIEHL ROAD
                             AURORA, ILLINOIS 60504
                                  630-820-7200
                              _____________________

                                 PROXY STATEMENT
                              _____________________

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 25, 2002

SOLICITATION AND VOTING OF PROXIES; COST OF PROXY SOLICITATION

         The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Successories, Inc. (the "Company") in connection with the annual meeting of shareholders to be held on Thursday, July 25, 2002 at 10:00 a.m., Central Daylight Savings Time, and any adjournment thereof ("Annual Meeting"), at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504.

         Shareholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHEN NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR EACH OF THE PROPOSALS.

         Other than the matters listed in the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the meeting.

         The cost of proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, certain officers and other regular employees of the Company may devote part of their time (but will not be specifically compensated therefor) to solicitation by telegraph, telephone or in person. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

         The Company's Annual Report on Form 10-K, including audited consolidated financial statements for the fiscal year ended February 2, 2002, this proxy statement and a proxy card are first being mailed or delivered to record holders on or about June 4, 2002.

VOTING SECURITIES AND SHAREHOLDERS ENTITLED TO VOTE

         The close of business on June 3, 2002 has been set as the record date for determining the holders of common stock, $.01 par value ("Common Stock"), of the Company entitled to notice of and to vote at the Annual Meeting.

         As of May 10, 2002, the Company had an aggregate of 10,496,700 outstanding voting securities consisting of 9,348,104 shares of Common Stock, 503,092 shares of Series A Convertible Preferred Stock, $.01 par value, which are convertible into 503,092 shares of Common Stock, and 101,667 shares of Series B Convertible Preferred Stock, $.01 par value, which are convertible into 645,504 shares of Common Stock.

         Presence in person or represented by proxy of holders of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. If a quorum is present, the affirmative vote of the majority of shares present or represented by proxy at the Annual Meeting is required for the taking of any action by the shareholders. Proxies received from shareholders in proper form will be voted at the meeting and, if specified, as directed by the shareholder. Unless contrary instructions are given, the proxy will be voted at the meeting for the election of each of the nominees for Class I Director, as set forth below, for ratification of the appointment of Crowe, Chizek and Company LLP as the Company's independent public accountants for the fiscal year ending February 1, 2003, and, in accordance with the best judgment of the holders of the proxies, on any other business which may properly come before the meeting and be submitted to a vote of the shareholders. Shares represented by proxies which are marked "withhold for all" with respect to the election of one or more nominees for election as directors WILL NOT be counted as votes cast in determining whether a majority vote was obtained on such matter. Proxies which are marked "abstain" on other proposals will be counted as present and entitled to vote and have the effect of voting AGAINST the proposal. With respect to brokers who have returned proxies but are prohibited from exercising discretionary voting authority for shares owned by beneficial owners who have not returned voting instructions to the brokers, those shares also WILL NOT be counted as votes cast. Abstentions and broker non-votes are counted as shares present for the purpose of determining whether the shares represented at the meeting constitute a quorum. In the event that there are not sufficient votes for a quorum at the time of the meeting, the meeting may be adjourned in order to permit the further solicitation of proxies.

         Your vote is important. Because many shareholders may not be able to personally attend the meeting, it is necessary that a large number be represented by proxy. Prompt return of your proxy card in the postage-paid envelope provided will be appreciated.

                               SECURITY OWNERSHIP

         The following table sets forth, with respect to the Company's Common Stock, all persons known to be the beneficial owner of more than 5% of the Company's Common Stock as of May 10, 2002.


                                     NUMBER OF SHARES OWNED AND
       BENEFICIAL OWNER            NATURE OF BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
       ----------------            ---------------------------------    ----------------
   Jack Miller.................            2,844,808(2)                     27.1%
   Arnold M. Anderson..........              704,890(3)                      6.5%
   Corbin & Company............            1,077,250(4)                     10.3%
   R. Scott Morrison, Jr.......              554,869(5)                      5.3%

---------------------------
(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) The Jack Miller Family Limited Partnership #1, of which the general partner is the Jack Miller Trust dated January 18, 1984 and the sole trustee of the trust is Jack Miller, owns (i) 1,841,510 shares; (ii) 412,371 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company, which as of May 10, 2001 are convertible into 412,371 shares of the Company's Common Stock; and (iii) 50,000 shares of Series B Convertible Preferred Stock, par value $.01 per share, of the Company, which as of May 10, 2001 are convertible into 317,460 shares of the Company's Common Stock. The address of The Jack Miller Limited Partnership #1 is 475 Half Day Road, Suite 100, Lincolnshire, Illinois 60069. Includes 255,136 shares held in trust by Mr. Miller, as trustee, as to which Mr. Miller has sole voting and investment power; includes 5,331 shares held by Goldie Wolfe (his wife); and 13,000 shares subject to immediately exercisable options.
(3) Includes 276,000 shares subject to immediately exercisable options; 80,290 shares held by Peggy Anderson (his wife); 133,600 shares held in trust by Peggy Anderson as trustee, as to which Mr. Anderson has sole voting and investment power; and 2,400 shares held in the name of his son, Blayke Anderson. Mr. Anderson's address is c/o Successories, Inc., 2520 Diehl Road, Aurora, Illinois 60504.
(4) According to a Schedule 13G/A dated December 31, 2001 and filed with the Securities and Exchange Commission (the "SEC"), Corbin & Company, a registered investment advisor, had shared voting and shared dispositive power over 1,077,250 shares. The address of Corbin & Company is 6300 Ridglea Place, Suite 1111, Fort Worth, Texas 76116.
(5) Includes 361,869 shares held in trust by Mr. Morrison as trustee, as to which Mr. Morrison has sole voting and investment power; 105,000 shares held by Mr. Morrison as trustee for a family limited partnership; 75,000 shares held in Trust by Norma A. Morrison (his wife) and 13,000 shares subject to immediately exercisable options. Mr. Morrison's address is c/o Morrison Properties, 243 N.E. Fifth Avenue, Delray Beach, Florida 33483.


         The following table sets forth, as of May 10, 2002, information with respect to the shares of Common Stock beneficially owned by: (i) each director and director nominee; (ii) the Chief Executive Officer; (iii) the other most highly compensated executive officers (the "Named Executive Officers"); and (iv) all directors and executive officers as a group.


                                     NUMBER OF SHARES OWNED AND
       BENEFICIAL OWNER            NATURE OF BENEFICIAL OWNERSHIP(1)    PERCENT OF CLASS
       ----------------            ---------------------------------    ----------------
   Arnold M. Anderson..........            704,890(2)                        6.5%
   Howard I. Bernstein.........            168,721(3)                        1.6%
   John C. Carroll.............             13,000(4)                          *
   John F. Halpin..............             45,142(5)                          *
   Larry A. Hodges.............             15,844(6)                          *
   Leslie Nathanson Juris......             20,844(7)                          *
   Michael H. McKee............            180,092(8)                        1.7%
   Jack Miller.................          2,844,808(9)                       27.1%
   R. Scott Morrison, Jr.......            554,869(10)                       5.3%
   Gary J. Rovansek............            145,769(11)                       1.4%
   All of the directors and              ---------                          ----
     executive officers as a
     group (13 persons).......           4,748,031(12)                      42.5%
                                         =========                          ====

---------------------------
* Percentage represents less than 1% of the total shares of Common Stock outstanding as of May 10, 2002.
(1) Nature of beneficial ownership is direct unless otherwise indicated by footnote. Beneficial ownership as shown in the table arises from sole voting and investment power unless otherwise indicated by footnote.
(2) See note 3 to the previous beneficial ownership table regarding nature of stock ownership.
(3) The Howard I. Bernstein Declaration of Trust Dated 4/28/87, of which Mr. Bernstein is trustee, owns (i) 77,247 shares and (ii) 82,474 shares of Series A Convertible Preferred Stock, par value $.01 per share, of the Company, which as of May 10, 2002, are convertible into 82,474 shares of the Company's Common Stock. Includes 9,000 shares subject to immediately exercisable options.
(4)      Includes 13,000 shares subject to immediately exercisable options.
(5)      Includes 43,142 shares subject to immediately exercisable options.
(6)      Includes 9,000 shares subject to immediately exercisable options.
(7) Includes 6,844 shares held by Leslie Nathanson Juris; 5,000 shares held in trust by Leslie Nathanson Juris and 9,000 shares subject to immediately exercisable options.
(8) Includes 8,844 shares held by Michael H. McKee; 25,918 shares held by Michael McKee and Cassandra McKee (his wife) as joint tenants; 330 shares held by Cassandra McKee; 500 shares held by Cassandra McKee as custodian and 144,500 shares subject to immediately exercisable options.
(9) See note 2 to the previous beneficial ownership table regarding nature of stock ownership.
(10) See note 5 to the previous beneficial ownership table regarding nature of stock ownership.
(11) Includes 7,053 shares held by Gary J. Rovansek; 17,132 shares held by Gary J. Rovansek and Lynda Rovansek; 1,667 shares of Series B Convertible Preferred Stock, par value $.01 per shares, of the Company, which as of May 10, 2002, are convertible into 10,584 shares of the Company's Common Stock; also includes 111,000 shares subject to immediately exercisable options.
(12) Includes 688,642 shares subject to options and warrants exercisable within 60 days.


                        PROPOSAL 1: ELECTION OF DIRECTORS

         The Company's Board of Directors consists of seven members divided into three classes who are elected to hold office for staggered three-year terms as provided in the Company's Articles of Incorporation. The two persons currently serving as Class I Directors have been nominated for re-election at this Annual Meeting of Shareholders to serve for a three-year term to end at the annual meeting of shareholders to be held in 2005 or until their successors are elected and qualified. The term of those persons currently serving as Class II Directors expires at the annual shareholder meeting to be held in 2003; the term of Class III Directors expires at the annual shareholder meeting to be held in 2004.

         All of the nominees have indicated a willingness to serve and the Board of Directors has no reason to believe that any of the nominees will not be available for election. However, if any of the nominees are not available for election, proxies may be voted for the election of other persons selected by the Board of Directors. Proxies cannot, however, be voted for a greater number of persons than two. To be elected as a director, each nominee must receive the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Shareholders of the Company have no cumulative voting rights with respect to the election of directors.

         The names, ages and certain background information of the persons serving on the Board of Directors of the Company, including the Director Nominees, are set forth below.


                                         TERM      DIRECTOR
   NOMINEES FOR DIRECTOR:        AGE    EXPIRES     SINCE          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
   ----------------------        ---    -------     -----          ----------------------------------------
Howard I. Bernstein(2)(3)        72       2002       1999     Director and President of Howard I. Bernstein, LTD,
                                                              a consulting firm specializing in finance, mergers
                                                              and acquisitions, since 1987.  Director of
                                                              J.H. Chapman Group, LTD. and J.H. Chapman Group, LLC.

Larry A. Hodges(2)               53       2002       2000     President and Chief Executive Officer of Mrs. Fields
                                                              Original Cookies, Inc., a premium snack-food
                                                              provider, since March 1994, and a Director since
                                                              April 1993.  Director of Ameristar Casinos, Inc. and
                                                              Coinstar, Inc.


                                         TERM      DIRECTOR
   CONTINUING DIRECTORS:         AGE    EXPIRES     SINCE          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
   ---------------------         ---    -------     -----          ----------------------------------------
Arnold M. Anderson               57       2004       1990     Director since October 1999; prior thereto Director
                                                              and Chairman of the Board since November 1998; prior
                                                              thereto, Chairman of the Board, Director and Chief
                                                              Executive Officer since June 1998; prior thereto,
                                                              Chairman of the Board and Director of the Company
                                                              since May 1997; prior thereto, Chief Executive
                                                              Officer, Chairman of the Board and Director since
                                                              June 1995; prior thereto, Chief Executive Officer,
                                                              President, Chairman of the Board and Director of the
                                                              Company and its predecessor since October 1990;
                                                              prior thereto, Chairman and President of the
                                                              predecessors to the Company's subsidiaries.

Leslie Nathanson Juris(2)        55       2003       2000     Founding partner of RNW Consulting, Inc., a
                                                              consulting firm specializing in implementing
                                                              strategy and managing complex organizational
                                                              change.  Prior to January 1, 1999, managing director
                                                              of RNW Consulting, Inc., a position held for more
                                                              than the past

                                       5




                                         TERM      DIRECTOR
   CONTINUING DIRECTORS:         AGE    EXPIRES     SINCE          PRINCIPAL OCCUPATION FOR LAST FIVE YEARS
   ---------------------         ---    -------     -----          ----------------------------------------

                                                              five years.

Jack Miller(1)(4)                73       2004       1999     Chairman of the Board of the Company since
                                                              October 1999; prior thereto, Founder, President and
                                                              Chief Executive Officer of Quill Corporation from
                                                              June 1956 to January 31, 2000.

R. Scott Morrison, Jr.(3)(4)     62       2003       1999     Real estate developer and owner, operator and
                                                              investor in various hotel products and real estate
                                                              entities since 1988.  Co-founder of and an investor
                                                              in the Extended Stay America national hotel chain.

Gary J. Rovansek(1)              59       2004       1998     President, Chief Executive Officer and Director
                                                              since April 2001; prior thereto, President, Chief
                                                              Executive Officer, Chief Operating Officer and
                                                              Director since October 1999; prior thereto,
                                                              President and Chief Operating Officer since
                                                              November 1998; prior thereto, President and Director
                                                              of J.C. Whitney & Co, an automotive products
                                                              company, since February 1994.

---------------------------
(1)     Member of the Executive Committee.
(2)     Member of the Audit Committee.
(3)     Member of the Compensation and Stock Option Committee.
(4)     Member of the Director Nominating Committee.


         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES NAMED ABOVE.

BOARD COMMITTEES

         Members of the Company's Board of Directors have been appointed to serve on various committees of the Board. The Board of Directors currently has four standing committees: (1) the Audit Committee; (2) the Compensation and Stock Option Committee; (3) the Director Nominating Committee; and (4) the Executive Committee.

         The Board held four meetings during the fiscal year ended February 2, 2002. All directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by each committee of the Board on which such directors served.

         Audit Committee. The Audit Committee held three meetings during the fiscal year ended February 2, 2002. The primary function of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of accounting internal controls; and the Company's accounting and financial reporting processes generally. The Audit Committee operates under a written charter adopted by the Board. Messrs. Bernstein and Hodges and Ms. Juris, who are each "independent directors" as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, are members of this Committee.

         Compensation and Stock Option Committee. The Compensation and Stock Option Committee held four meetings during the fiscal year ended February 2, 2002. This Committee is responsible for annually reviewing the salaries and bonuses of all executive officers and administering the Company's Stock Option Plan. Messrs. Bernstein and Morrison are members of this Committee.

         Director Nominating Committee. The Director Nominating Committee held no meetings during the fiscal year ended February 2, 2002. This Committee is responsible for reviewing candidates for appointment or election to the Board. Messrs. Miller and Morrison are members of this Committee. The Committee will consider nominees recommended by security holders provided such recommendations are submitted to the Committee in writing.

         Executive Committee. The Executive Committee held no meetings during the fiscal year ended February 2, 2002. This Committee is responsible for making decisions in lieu of the full Board when necessary. Messrs. Miller and Rovansek are members of this Committee.

DIRECTOR COMPENSATION

         Each non-employee director receives cash compensation in the amount of $1,000 plus travel-related expenses for each meeting attended. In addition, each non-employee director receives an annual grant of shares of the Company's Common Stock pursuant to the Option Plan equal in value to a total of $20,000, paid in quarterly installments, at a price equal to the trailing 10-day average closing price of the Company's Common Stock on the Nasdaq National Market prior to the end of the quarter for which such shares are issued. In addition, non-employee directors receive $500 plus reimbursement for travel-related expenses for attending each meeting of committees of the Board on which they serve.

         Beginning in fiscal 2002, Mr. Jack Miller, the Chairman of the Board of Directors, in addition to the compensation paid to non-employee directors described above, pursuant to a retainer agreement with the Company dated as of April 17, 2001, would have been entitled to receive an annual retainer payable in shares (or deferred stock units in lieu of shares) of the Company's Common Stock under the Company's Stock Option Plan equal in value to a total of $100,000, paid in quarterly installments, at a price equal to the trailing 10-day average closing price of the Company's Common Stock on the Nasdaq National Market prior to the end of the quarter for which such shares or deferred stock units are issued. Mr. Miller would have also been entitled to receive a bonus payable in shares of Common Stock (or deferred stock units in lieu of shares), as determined by the Board of Directors. However, both the Company and Mr. Miller have mutually agreed to terminate the retainer agreement effective as of the beginning of fiscal 2002. No compensation has been or will be paid to Mr. Miller under the agreement.

              COMPENSATION AND OTHER TRANSACTIONS WITH MANAGEMENT

SUMMARY COMPENSATION TABLE

         The following table includes, for each of the fiscal years ended February 2, 2002, February 3, 2001 and January 29, 2000, individual compensation for services to the Company and its subsidiaries paid or awarded to, or earned by: (i) the Chief Executive Officer of the Company at February 2, 2002; and (ii) the four most highly compensated executive officers of the Company (collectively, the "Named Executive Officers") who served as such during the fiscal year ended February 2, 2002. The fiscal year ended February 3, 2001 had 53 weeks compared to 52 weeks for the fiscal years ended February 2, 2002 and January 29, 2000.


                                                                                     LONG TERM
                                                                                    COMPENSATION
                                                  ANNUAL COMPENSATION                  AWARDS
                                         -------------------------------------     -------------
                                                                     OTHER           SECURITIES
                                                                     ANNUAL          UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL                  SALARY       BONUS       COMPENSATION         OPTIONS        COMPENSATION
          POSITIONS              YEAR      ($)         ($)            ($)                (#)*              ($)
     ------------------          ----    ------       -----       ------------      ------------      ------------

Gary J. Rovansek .........      2002      238,462(1)        --          --                 --            2,425(2)
   President and Chief          2001      229,328       45,224          --             55,000(3)         2,660(2)
   Executive Officer            2000      225,000           --          --                 --              223(2)

Arnold M. Anderson........      2002      200,481(4)        --          --                 --            1,875(6)
   Founder and                  2001      229,328       45,224          --              5,000(5)        12,100(6)
   Chairman Emeritus            2000      225,000           --          --                 --            1,312(6)

Michael H. McKee..........      2002      200,000           --          --                 --              615(8)
   Senior Vice President        2001      193,077       30,224          --              5,000(5)         6,200(9)
   and Creative Director        2000      150,000           --          --             85,000(7)            --

John C. Carroll...........      2002      175,000           --          --                 --            1,050(12)
   Senior Vice President,       2001      134,981(10)   31,396          --             35,000(11)           --
   Chief Operating and
   Chief Financial Officer

John F. Halpin............      2002      145,000           --          --                 --            1,515(12)
   Senior Vice President,       2001      137,789       26,999          --              5,000(5)         1,585(12)
   Direct Marketing             2000      130,000           --          --             10,000(13)        1,500(12)
   Division

---------------------------
* Option awards earned in a particular fiscal year were actually granted in the subsequent fiscal year.
(1) Mr. Rovansek, on a temporary basis, voluntarily reduced his per annum salary by $25,000 effective August 13, 2001.
(2) Represents matching contributions to the Company's 401(k) plan for the benefit of the executive officer of $1,865, $2,100 and $173 for 2002, 2001 and 2000 respectively; and club membership fees of $560, $560 and $50 for 2002, 2001 and 2000, respectively.
(3) Includes options to purchase 25,000 shares of Common Stock each granted on July 25, 2000 and March 30, 2001, and options to purchase 5,000 shares of Common Stock granted on April 5, 2001, pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing July 25, 2001, March 30, 2002 and April 1, 2002, respectively, and expiring July 25, 2010, March 30, 2011 and April 1, 2011, respectively.
(4) Mr. Anderson's base salary was reduced to $150,000 effective October 1, 2001. Includes vacation accrual pay of $25,761.
(5) Represents options granted on April 5, 2001 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 1, 2002 and expiring on April 1, 2011.
(6) Represents (i) forgiveness of $10,000 in principal on a Second Amended and Restated Promissory Note dated December 9, 1999 for 2001, (ii) matching contributions to the Company's 401(k) plan for the benefit of the executive

                                       8




        officer of $1,875, $2,100 and $1,212 for 2002, 2001 and
        2000, respectively; and (iii) club membership dues of $0, $0 and $100 for 2002, 2001 and 2000, respectively.
(7) Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 pursuant to the Company's Stock Option plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009. Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 separate and aside from the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009. Includes options to purchase 75,000 shares of Common Stock granted June 1, 1999 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing June 1, 2000 and expiring June 1, 2009.
(8) Represents matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer of $615.
(9) Represents (i) forgiveness of $5000 in principal on an Amended and Restated Promissory Note dated December 9, 1999, and (ii) matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer of $1,200.
(10) Represents amounts paid to Mr. Carroll since he became employed by the Company on April 6, 2000.
(11)    Represents options to purchase 30,000
        shares granted April 6, 2000 pursuant to the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 6, 2001 and expiring April 6, 2010; and 5,000 options granted April 5, 2001; such options vest and become exercisable in five annual increments of 20% of the initial grant, commencing April 1, 2002 and expiring April 1, 2011.
(12) Represents matching contributions to the Company's 401(k) plan made by the Company for the benefit of the executive officer.
(13) Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 pursuant to the Company's Stock Option plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009. Includes options to purchase 5,000 shares of Common Stock granted April 8, 1999 separate and aside from the Company's Stock Option Plan; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 8, 2000 and expiring April 8, 2009.


OPTION GRANTS IN LAST FISCAL YEAR

         The table below sets forth certain information with respect to options granted to the Named Executive Officers during the fiscal year ended February 2, 2002. Option awards earned in a particular year were actually granted in the subsequent fiscal year.


                                                                                             POTENTIAL REALIZABLE
                                                                                               VALUE AT ASSUMED
                                                                                               ANNUAL RATES OF
                                                                                                 STOCK PRICE
                            NUMBER OF      PERCENT OF TOTAL                                      APPRECIATION
                            SECURITIES      OPTIONS GRANTED   EXERCISE OR                     FOR OPTION TERM ($)
                            UNDERLYING      TO EMPLOYEES IN    BASE PRICE   EXPIRATION      ---------------------
                            OPTIONS (#)     FISCAL YEAR (%)     ($/SH.)        DATE            5%           10%
                            -----------    ----------------   -----------   ----------      --------     --------
Gary J. Rovansek.....         25,000            13.8%           $1.688       03/30/11        $26,539      $67,256
                               5,000             2.8%            2.000       04/05/11          6,289       15,937
Arnold M. Anderson...          5,000             2.8%            2.000       04/05/11          6,289       15,937
Michael H. McKee.....          5,000             2.8%            2.000       04/05/11          6,289       15,937
John C. Carroll......          5,000             2.8%            2.000       04/05/11          6,289       15,937
John F. Halpin.......          5,000             2.8%            2.000       04/05/11          6,289       15,937


           AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
                              YEAR-END OPTION VALUE

                                                             NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                   OPTIONS AT                    OPTIONS AT
                               SHARES                        FEBRUARY 2, 2002 (#)          FEBRUARY 2, 2002($)(1)
                            ACQUIRED ON       VALUE      ---------------------------   ----------------------------
                            EXERCISE (#)   REALIZED ($)  EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
                            ------------   ------------  -----------   -------------   -----------    -------------
Gary J. Rovansek.....            --             --         105,000         50,000           --             --
Arnold M. Anderson...            --             --         275,000          5,000           --             --
Michael H. McKee.....            --             --         116,500         66,000           --             --
John C. Carroll......            --             --           6,000         29,000           --             --
John F. Halpin.......            --             --          38,714         18,428           --             --

---------------------------
(1) Value is based on the difference between the exercise price and fair market value at February 1, 2002, the last day during the fiscal year for which market prices are available ($1.01 per share as quoted on the Nasdaq National Market), multiplied by the number of shares underlying the option.


EMPLOYMENT AGREEMENTS

         In March 1996, the Company entered into an employment agreement with Arnold M. Anderson which provided that he would receive a minimum base salary of $200,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective December 6, 1998, Mr. Anderson's base salary increased to $225,000. In addition, the employment agreement provided that commencing in the fiscal year ended February 1, 1997, Mr. Anderson and the Board shall agree each fiscal year upon the specific performance standards and criteria that would be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Mr. Anderson did not receive a bonus for the fiscal year ended February 2, 2002. In October 2001, the Company entered into a new three year employment agreement with Mr. Anderson which provides that he will receive an annual base salary of $150,000 in year one and $125,000 in each of years two and three. Mr. Anderson is not entitled to any bonus, stock options or paid vacation under the agreement.

         In October 1998, the Company entered into an employment agreement with Gary J. Rovansek which provides that he will receive a minimum base salary of $225,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective February 1, 2001, Mr. Rovansek's base salary increased to $250,000. Mr. Rovansek, on a temporary basis, voluntarily reduced his per annum salary by $25,000 to $225,000 effective August 13, 2001. In addition, the employment agreement provides that within 30 days after the commencement of each fiscal year, Mr. Rovansek and the Board shall agree upon the specific performance standards and criteria that will be used to determine how the bonus is actually earned and shall agree upon the amount of the actual bonus opportunity for such fiscal year. Pursuant to the agreed upon formula, Mr. Rovansek received no bonus for the fiscal year ended February 2, 2002.

         In June 1999, the Company entered into an employment agreement with Michael H. McKee, which provides that he will receive a minimum base salary of $150,000 per year annually for three years plus the opportunity to earn a bonus each year. Effective April 18, 2000, Mr. McKee's base salary increased to $200,000. In addition, the employment agreement provides that Mr. McKee shall be eligible to participate in the bonus plans made available generally to the Chief Executive Officer, Chief Operating Officer and senior executives of the Company. Pursuant to the agreed upon formula, Mr. McKee received no bonus for the fiscal year ended February 2, 2002.

         The employment agreements for Messrs. Rovansek and McKee provide that unless either party, at least one year prior to the conclusion of the term of employment, provides written notice to the other party of that party's intention not to renew the employment agreement, the term of employment is automatically extended for one additional year. Each employment agreement provides that there is no limit on the number of extensions of the term of employment. Pursuant to this notice provision, the Company has informed Mr. McKee that his employment agreement, which currently expires on June 1, 2003, will not be extended. Under the terms of each agreement, if the Company terminates the employment of the officer, other than for "just cause," or if the officer terminates his employment for "good reason," the Company shall pay to Mr. Rovansek the remainder of his base salary during the remainder of his term of employment, or for a period of one year, whichever is greater, and the Company shall pay to Mr. McKee the remainder of his base salary during the remainder of his term of employment, or for a period of 24 months, whichever is less. "Just cause" includes (a) an act of fraud or dishonesty by the employee; (b) a felony committed by the employee; and (c) a material breach by the employee of his employment agreement. "Good reason" includes (a) the assignment to the employee of duties inconsistent with his position; (b) a reduction in his minimum base salary or benefits or breach of the Company's obligations under the employment agreement; (c) subsequent to a change in control, the failure by the Company to obtain from its successor the assumption of the employment agreement; and (d) subsequent to a change in control, any purported termination of the officer's employment not effected pursuant to the notice provisions of the agreement.

         The employment agreement for Mr. Andersen provides that there shall be no extensions of the term of employment. Under the terms of the agreement, if the Company terminates the employment of Mr. Anderson, other than for "just cause," or if Mr. Anderson terminates his employment for "good reason," the Company shall pay to Mr. Anderson the remainder of his base salary during the remainder of his term of employment. "Just cause" includes (a) an act of fraud or dishonesty by the employee; (b) a felony committed by the employee; (c) a material breach or threatened breach by the employee of any provision of the employment agreement that has not been cured; (d) failure by employee, after a notice to cure, to make timely on his promissory note with the Company; and (e) any activity engaged in by the employee to commit or incur any liability on behalf of the Company and such activity is not specifically allowed under the employment agreement. "Good reason" shall mean (a) a reduction in employee's minimum base salary or (b) a material reduction in employee's benefits or a material breach of the Company's obligations under the employment agreement.

         The Company had entered into a retainer agreement dated as of April 17, 2001, with its Chairman, Mr. Jack Miller, for the purpose of compensating him for those services he performs for the Company that are above and beyond the duties and services performed by him in his role as Chairman, and to recognize the additional time and effort Mr. Miller devotes to the management and marketing efforts of the Company.

         Beginning in fiscal 2002, pursuant to the terms of the agreement, Mr. Miller would have been entitled to receive an annual retainer fee equal to $100,000 plus a bonus, each to be paid in shares (or deferred stock units in lieu of shares) of the Company's Common Stock, pursuant to the terms of and under the Stock Option Plan. The retainer would have been paid quarterly using a price per share equal to the trailing 10-day average closing price of the Company's Common Stock on the Nasdaq National Market prior to the end of the quarter for which such shares would have been issued. Mr. Miller's bonus would have been determined by the Board according to agreed upon specific performance standards and criteria that are used to determine how the bonus is actually earned as well as the amount of such bonus, which performance standards and criteria are the same as those used to determine the bonus earned by and payable to the Company's Chief Executive Officer. The number of shares (or deferred stock units in lieu of shares) issued to Mr. Miller in payment of the annual bonus would have been based upon the trailing 10-day average closing price of the Common Stock on Nasdaq prior to the end of the fiscal year, and would have been payable at the same time as the Company pays its Chief Executive Officer his annual bonus. Both the Company and Mr. Miller have mutually agreed to terminate the retainer agreement effective as of the beginning of fiscal 2002. No compensation has been or will be paid to Mr. Miller under the agreement.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT
                            ON EXECUTIVE COMPENSATION

         The Company's compensation philosophy is comprised of several elements designed to attract and retain key personnel, reward outstanding performance and link executive pay to long-term Company performance. These elements consist of a base salary, annual bonus compensation relating pay to performance and long-term incentive awards designed to align executive interests with shareholder interests.

BASE SALARY

         The base salary of Arnold M. Anderson was established pursuant to a three year employment agreement dated October 1, 2001, whereby Mr. Anderson is entitled to receive an annual base salary of $150,000 in year one and $125,000 in each of years two and three. Under a prior employment agreement, Mr. Anderson's base salary for fiscal 2001 was $225,000.

         The base salary of Gary J. Rovansek was established pursuant to an employment agreement dated October 29, 1998, whereby Mr. Rovansek receives a minimum base salary of $225,000 per year annually for a period of three years and the opportunity to earn a bonus each year. Effective February 1, 2001, Mr. Rovansek's base salary increased to $250,000. Mr. Rovansek, on a temporary basis, voluntarily reduced his per annum salary by $25,000 to $225,000 effective August 13, 2001.

         The base salary of Michael H. McKee was established pursuant to an employment agreement dated June 1, 1999, whereby Mr. McKee receives a minimum base salary of $150,000 per year annually for a period of three years and the opportunity to earn a bonus each year. Effective April 18, 2000, Mr. McKee's base salary increased to $200,000.

         The base salaries of the Company's other executive officers are determined by Mr. Rovansek with the approval of the Compensation and Stock Option Committee. Individual salaries are determined based on historical salary levels within the Company or the salary level of the officer at the time he commenced employment with the Company, and salary levels generally correspond to the level of responsibility of each executive. Increases are generally determined with regard to available earnings and individual performance.

BONUS COMPENSATION

         Annual bonuses for executive officers of the Company are determined by a bonus plan approved by the Compensation and Stock Option Committee and are awarded by the Compensation and Stock Option Committee based upon operating income targets. No bonuses were awarded for the fiscal year ended February 2, 2002.

LONG-TERM INCENTIVE

         The Company's Stock Option Plan (the "Option Plan") authorizes the Compensation and Stock Option Committee to grant to employees of the Company and its subsidiaries incentive or non-qualified stock options. The Compensation and Stock Option Committee determines the exercise prices and terms at which non-qualified stock options may be granted. Incentive stock options are granted with an exercise price per share no less than the fair market value of the Common Stock on the date of grant. Option awards that are earned in a particular fiscal year are actually granted in the subsequent fiscal year. The purpose of the Option Plan is to encourage stock ownership by the persons instrumental to the success of the Company in order to give them a greater personal interest in the Company's business.

         On March 30, 2001, Mr. Rovansek was granted options to purchase 25,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $1.688 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing March 30, 2002, and expiring March 30, 2011. On April 5, 2001, Messrs. Rovansek, Anderson, McKee, Carroll and Halpin each were granted options to purchase 5,000 shares of Common Stock pursuant to the Option Plan at an exercise price of $2.00 per share; such options vest and become exercisable in five cumulative annual increments of 20% of the initial grant, commencing April 5, 2002, and expiring April 5, 2011.

         This report is submitted on behalf of the members of the Compensation Committee.

         Howard I. Bernstein
         R. Scott Morrison, Jr.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         On April 6, 1993, the Company established a Compensation Committee of the Board for purposes of making certain executive compensation decisions. On May 21, 1996, the Stock Option Committee was combined with the Compensation Committee to form the Compensation and Stock Option Committee. Messrs. Bernstein and Morrison are members of the Compensation and Stock Option Committee. At the request of the Compensation and Stock Option Committee, Mr. Rovansek has and will confer with the Committee and make recommendations for the salaries and bonuses of the executive officers.

                               PERFORMANCE GRAPH

         The following graph compares the cumulative total returns of the Company's Common Stock for the period beginning February 1, 1997 and ending February 2, 2002 with the cumulative total return of the CRSP Total Return Index for the Nasdaq Stock Market and the CRSP Total Return Index for Nasdaq Retail Trade Stocks, over the same period, assuming the investment of $100 in each on February 1, 1997. All returns were calculated assuming dividend reinvestment.

[GRAPH OMITTED]


                                           02/01/97     01/31/98    01/30/99     01/29/00     02/03/01    02/02/02
                                           --------     --------    --------     --------     --------    --------
Successories, Inc...................        $100.00      $92.45      $41.51       $28.30       $24.53      $15.26
CRSP Total Return Index for the
   Nasdaq Stock Market..............         100.00      118.00      184.67       284.91       193.76      140.22
CRSP Total Return Index for Nasdaq
   Retail Trade Stocks..............         100.00      116.63      142.32       114.01        87.68      104.48


TRANSACTIONS WITH CERTAIN RELATED PERSONS

         All transactions between the Company and its officers, directors, and principal shareholders are required to be approved by a majority of the independent and disinterested non-employee directors of the Company's Board and must be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

         During the fiscal year ended February 3, 2001, Michael H. McKee, an officer of the Company, executed a $140,000 Promissory Note on behalf of LaSalle Bank National Association. The Company guaranteed payment of the indebtedness to LaSalle Bank National Association. The guarantee includes the payment of (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and loan charges, and (e) all collection costs and expenses relating to the promissory note or any collateral for the promissory note.

         On December 9, 1999, Mr. McKee executed an Amended and Restated Promissory Note to the Company in the principal amount of $25,000 plus interest due on June 30, 2003, and payable in annual installments, provided that the payment of the principal in such annual installments shall be forgiven if the Company meets specified annual target earnings. Mr. McKee's Amended and Restated Promissory Note replaced a Promissory Note executed to the Company dated June 5, 1997. No amount of principal due under the note in fiscal 2001 was forgiven.

         On December 9, 1999, Mr. Anderson, an officer and director of the Company, executed a Second Amended and Restated Promissory Note to the Company in the principal amount of $107,625 plus interest due on June 30, 2003, and payable in annual installments, provided that the payment of the principal in such annual installments shall be forgiven if the Company meets specified annual target earnings. Mr. Anderson's Second Amended and Restated Promissory Note replaces an Amended and Restated Promissory Note executed to the Company dated September 3, 1998, and is secured by a pledge of certain shares of common stock of the Company held by Mr. Anderson. No amount of principal due under the note in fiscal 2001 was forgiven.

         The Company had entered into a retainer agreement dated as of April 17, 2001, with its Chairman, Mr. Jack Miller, for the purpose of compensating him for those services he performs for the Company that are above and beyond the duties and services performed by him in his role as Chairman, and to recognize the additional time and effort Mr. Miller devotes to the management and marketing efforts of the Company. However, both the Company and Mr. Miller have mutually agreed to terminate the retainer agreement effective as of the beginning of fiscal 2002. No compensation has been or will be paid to Mr. Miller under the agreement. Please see "Transactions with Certain Related Persons."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16 of the Securities Exchange Act of 1934 requires the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission and the Nasdaq National Market. Specific due dates for these reports have been established, and the Company is required to disclose in this proxy statement any failure to file such reports by the applicable due dates during the fiscal year ended February 2, 2002.

         To the best of the Company's knowledge, all of these filing requirements were satisfied, except: the following directors and/or officers of the Company filed a late report on Form 5 covering one transaction: Howard I. Bernstein, Larry A. Hodges, Leslie Nathanson Juris, Michael H. McKee, Jack Miller, R. Scott Morrison, Jr., and Gary J. Rovansek. Also, Kenneth Taylor, a former executive officer of the Company, filed a late report on Form 5 covering three transactions.

one transaction; Gary J. Rovansek, President and Chief Executive Officer of the Company, filed a late report on Form 5 covering one transaction; also, Kenneth Taylor, Vice President of the Company, filed a late report on Form 5 covering three transactions.

          PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S
                         INDEPENDENT PUBLIC ACCOUNTANTS

         Upon the recommendation of its Audit Committee, the Board retained Crowe, Chizek and Company LLP ("Crowe Chizek") as independent accountants for the Company to audit its consolidated financial statements for the fiscal year ended February 3, 2001, to audit its consolidated financial statements and to perform audit-related and tax services for the fiscal year ended February 2, 2002, and appointed Crowe Chizek as independent accountants for the Company for the fiscal year ending February 1, 2003 to audit its consolidated financial statements and to perform audit-related and tax services. The Board has directed that the appointment of Crowe Chizek be submitted to the shareholders for ratification.

         If the shareholders do not ratify the selection of Crowe Chizek, the Audit Committee and the Board will reconsider the appointment. The Company has been advised by Crowe Chizek that it expects to have a representative present at the Annual Meeting and that such representative will be available to respond to appropriate questions. Such representative will also have the opportunity to make a statement if he or she desires to do so.

         Proxies will be voted for or against approval of this proposed ratification in accordance with the specifications marked thereon, and will be voted in favor of approval if no specification is made. Approval requires the favorable vote of the holders of a majority of the shares of Common Stock.

         THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE COMPANY'S INDEPENDENT ACCOUNTANTS.

                         REPORT OF THE AUDIT COMMITTEE

         The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended February 2, 2002. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference in such filing, and shall not otherwise be deemed filed under such Acts.

         The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended February 2, 2002 with the Company's management and Crowe Chizek, the Company's independent accountants. The Audit Committee has also discussed with Crowe Chizek the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

         The Audit Committee has received the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees), as amended, and has discussed with Crowe Chizek their independence. The Audit Committee has also considered whether the provision of non-audit services by Crowe Chizek is compatible with maintaining that firm's independence.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's

Annual Report on Form 10-K for the fiscal year ended February 2, 2002, for filing with the Securities and Exchange Commission.

         The Audit Committee has also recommended and the Board has approved and requested the shareholders to ratify, the appointment of Crowe Chizek as the Company's independent accountants for the fiscal year ending February 1, 2003.

         This report is submitted on behalf of the members of the Audit
Committee.

         Howard I. Bernstein (Chairman)
         Larry A. Hodges
         Leslie Nathanson Juris

FEES PAID TO THE INDEPENDENT ACCOUNTANTS

         Audit Fees. Crowe Chizek billed the Company aggregate fees of $62,500 for professional services rendered for the audit of the Company's annual financial statements for fiscal year ended February 2, 2002 and for reviews of the interim financial statements included in the Company's quarterly reports on Form 10-Q for the first three quarters of fiscal 2001.

         Financial Information Systems Design and Implementation Fees. Crowe Chizek billed the Company aggregate fees of $0 for professional services of the nature described in Regulation S-X Rule 2-01(c)(4)(ii) during the fiscal year ended February 2, 2002.

         All Other Fees. Crowe Chizek billed the Company aggregate fees of $82,522 for other professional services rendered in fiscal 2001. Of this amount, tax related services constituted $56,853.

         The Audit Committee has considered whether the provision by Crowe Chizek of these services is compatible with maintaining Crowe Chizek's independence.

                                 OTHER MATTERS

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the Annual Meeting of Shareholders of the Company to be held in 2003, a shareholder's proposal must be received by the Secretary of the Company at the Company's executive offices on or before February 4, 2003. Any such proposal is subject to Rule 14a-8 under the Securities Exchange Act of 1934.

NOTICE OF BUSINESS TO BE CONDUCTED AT AN ANNUAL MEETING OF SHAREHOLDERS

         Additionally, in order for a shareholder to properly bring business before the Annual Meeting of Shareholders to be held in 2003, the shareholder must timely submit the matter in advance to the Secretary of the Company. To be timely, a shareholder must provide written notice of the intent to present such business at the 2003 Annual Meeting on or before April 20, 2003. If a shareholder fails to provide notice of the intent to make such proposal on or before April 20, 2003, then any proxy solicited by management may confer discretionary authority to vote on such proposal.

OTHER BUSINESS

         The Board knows of no other business that will be presented at the meeting. Should any other business come before the meeting, it is the intention of the persons named in the enclosed proxy form to vote in accordance with their best judgment.

                                       By Order of the Board of Directors,



                                       /s/ Gregory J. Nowak
                                       -----------------------------------------
                                       Gregory J. Nowak
                                       Secretary

Aurora, Illinois
June 4, 2002

PROXY

                               SUCCESSORIES, INC.

             ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 25, 2002

The undersigned shareholder of Successories, Inc. does hereby acknowledge receipt of Notice of said Annual Meeting and accompanying Proxy Statement and constitutes and appoints Jack Miller, Gary J. Rovansek and Gregory J. Nowak, or any one of them, with full power of substitution, to vote all shares of stock of Successories, Inc. which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Annual Meeting of Shareholders of said Corporation to be held on Thursday, July 25, 2002 at 10:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, at Stonebridge Country Club, 2705 Stonebridge Boulevard, Aurora, Illinois 60504.

(1) The election of the following Class I Directors: Howard I. Bernstein and Larry A. Hodges.

         |_|  FOR ALL NOMINEES EXCEPT NOMINEE(S) WRITTEN IN SPACE BELOW:


         -----------------------------------------------------------------------
         |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

(2) The proposal to ratify the appointment of Crowe, Chizek and Company, LLP as independent accountants for the fiscal year ending February 1, 2003.

         |_|  FOR                   |_| AGAINST                     |_|  ABSTAIN

(3) As such proxies may in their discretion determine upon such other matters as may properly come before the meeting.

         |_|  FOR                   |_| AGAINST                     |_|  ABSTAIN



                           (Continued on reverse side)

                                     [LOGO]

            YOU ARE URGED TO MARK, SIGN AND RETURN YOUR PROXY WITHOUT
             DELAY IN THE RETURN ENVELOPE PROVIDED FOR THAT PURPOSE,
                WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED
                                     STATES.








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


                            detach proxy card here
------------------------------------------------------------------------------- --------------------------------------

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IN THE
ABSENCE OF SUCH INSTRUCTIONS SHALL BE VOTED FOR ELECTION OF THE DIRECTOR
NOMINEES DESCRIBED IN ITEM (1) AND FOR ITEM (2). IF OTHER BUSINESS IS PRESENTED
AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT
OF THE PROXIES ON THOSE MATTERS.
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.
                                                                                               [LOGO]

                                                                                  If you plan to personally attend
                                                                                  the Annual Meeting of Shareholders
You are urged to mark, sign and return your proxy without delay in the return     on July 25, 2002, please check the
envelope provided for that purpose, which requires no postage if mailed in        box below and list name(s) of
the United States.                                                                attendee(s) on reverse side.


                                         Dated  _________________________, 2002   Return this stub in the enclosed
                                                                                  envelope with your completed proxy
                                         ______________________________________   card.

                                         ______________________________________




When signing the proxy, please date it and take care to have the signature        I do plan to
conform to the shareholder's name as it appears on this side of the proxy.        attend the meeting.       |_|
If shares are registered in the names of two or more persons, each person should sign.  Executors, administrators, trustees and guardians should so indicate when signing.

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